SUN CAPITAL ADVISERS TRUST

SC Goldman Sachs Short Duration Fund

Supplement dated March 20, 2009
to the Statement of Additional Information dated May 1, 2008, as amended August 1, 2008

This supplement provides information regarding changes to the Statement of Additional Information dated May 1, 2008, as amended August 1, 2008 for Sun Capital Advisers Trust.

Effective as of March 18, 2009, the following sections of the Statement of Additional Information relating to SC Goldman Sachs Short Duration Fund (the “Fund”) are hereby revised as indicated:

1)  Beginning on page 39 under the heading “Portfolio Managers,” the references made to Christopher Sullivan are hereby deleted and replaced with Michael Swell.

2)  In the section entitled “Other Accounts Managed by Portfolio Managers – GSAM” beginning on page 47, the account information for Christopher Sullivan is hereby deleted and replaced with the following:

Manager	Total # of Accounts	Total Assets Under Management (in millions)
Michael Swell
Other Registered Investment Companies	12	$5,379
Other Pooled Vehicles	6	$1,879
Other Accounts	227	$39,809

3)  In the section entitled “Other Accounts Managed by Portfolio Managers – GSAM” beginning on page 47, the Performance Fee information for Christopher Sullivan is hereby deleted and replaced with the following:

Manager	Total # of Accounts	Total Assets Under Management (in millions)
Michael Swell
Other Registered Investment Companies	0	-
Other Pooled Vehicles	6	$2,407
Other Accounts	5	$2,772